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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2005

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-49685	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia St, #615 Vancouver, British Columbia, Canada	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-2646

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 1.  Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

Item 1.02   Termination of a Material Definitive Agreement

Item 1.03   Bankruptcy or Receivership.

            --- No Disclosure Necessary ---

Section 2.  Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets

Item 2.02   Results of Operations and Financial Condition

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04   Triggering Events That Accelerate or Increase a Direct Financial

            Obligation or an Obligation under an Off-Balance Sheet Arrangement

Item 2.05   Costs Associated with Exit or Disposal Activities.

Item 2.06   Material Impairments.

            --- No Disclosure Necessary ---

Section 3.  Securities and Trading Markets

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing

            Rule or Standard; Transfer of Listing  -- No Disclosure Necessary --

Item 3.02   Unregistered Sales of Equity Securities

Effective 9/16/2005, the Company sold 929,000 units at a price of $0.25 for gross proceeds of $232,250.  The units consisted of one common share and one non-transferable share purchase warrant.  Each warrant will entitle the holder thereof to purchase an additional share of the Company at a price of $0.30 for a one-year period.  The Company paid finders fees of $11,550 to arm’s length parties in connection with this private placement.  The funds raised from this private placement will be used for general working capital purposes and to carry out due diligence on possible acquisitions or joint-ventures.  The shares, warrants and any shares issued upon exercise of the warrants are subject to a hold period and may not be traded in British Columbia until 1/17/2006, except as permitted by the Securities Act and the Rules made thereunder and the TSX Venture Exchange.

Item 3.03   Material Modification to Rights of Security Holders

            --- No Disclosure Necessary ---

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant’s Certifying Accountant

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a

            Related Audit Report or Completed Interim Review

            --- No Disclosure Necessary ---

Section 5.  Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

Item 5.02   Departure of Directors or Principal Officers;

            Election of Directors; Appointment of Principal Officers.

Item 5.03   Amendments to Articles of Incorporation/Bylaws; Change in Fiscal Year.

Item 5.04   Temporary Trading Suspension Under Registrant’s Employee Benefit Plans.

Item 5.05   Amendments to the Registrant’s Code of Ethics, or

            Waiver of a Provision of the Code of Ethics.

            --- No Disclosure Necessary ---

Section 6.  Asset-Backed Securities

Item 6.01  ABS Informational and Computational Material

Item 6.02  Change of Servicer or Trustee

Item 6.03  Change in Credit Enhancement or Other External Support

Item 6.04  Failure to Make a Required Distribution

Item 6.05  Securities Act Updating Disclosure

           --- No Disclosure Necessary ---

Section 7.  Regulation FD

Item 7.01   Regulation FD Disclosure.

a.  September 20, 2005 Press Release

BI-OPTIC VENTURES INC.

1030 Georgia Street West Suite 615

Vancouver BC  V6E 2Y3

N E W S   R E L E A S E

September 20, 2005                                                SYMBOL:  BOV.H

Bi-Optic Ventures Inc. closes NON-BROKERED private placement

Further to the TSX Venture Exchange’s bulletin dated September 14, 2005, Bi-Optic Ventures Inc. (the “Company”) is pleased to announce that the Company has sold and closed 929,000 units at a price of $0.25 for gross proceeds of $232,250.  The units consisted of one common share and one non-transferable share purchase warrant.  Each warrant will entitle the holder thereof to purchase an additional share of the Company at a price of $0.30 for a one-year period.  The Company paid finders fees of $11,550 to arm’s length parties in connection with this private placement.  The funds raised from this private placement will be used for general working capital purposes and to carry out due diligence on possible acquisitions or joint-ventures.

The shares, warrants and any shares issued upon exercise of the warrants are subject to a hold period and may not be traded in British Columbia until January 17, 2006 except as permitted by the Securities Act and the Rules made thereunder and the TSX Venture Exchange.

On behalf of the Board of Directors of

Bi-Optic Ventures Inc.

“Harry Chew”

Harry Chew

President

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the contents of this news release.

Section 8.  Other Events

Item 8.01   Other Events.

            --- No Disclosure Necessary ---

Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

            --- No Disclosure Necessary ---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2005         Bi-Optic Ventures Inc.

                               (Registrant)

/s/ Harry Chew

(Signature)

(Harry Chew, President/CEO/Director)

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